                                                                EXHIBIT 10.9

                        NORTHPOINT COMMUNICATIONS, INC.



-------------------------------------------------------------------------------



                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                                August 13, 1997



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

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

SECTION 1 - Authorization and Sale of Series B Preferred Stock............     1
     1.1 Authorization....................................................     1
     1.2 Sale of Series B Preferred.......................................     1
SECTION 2 - Closing Dates; Delivery........................................    1
     2.1 Closing Dates....................................................     1
     2.2 Delivery.........................................................     2
SECTION 3 - Representations and Warranties of the Company.................     2
     3.1 Organization and Standing; Certificate and By-laws...............     2
     3.2 Corporate Power..................................................     2
     3.3 Capitalization...................................................     2
     3.4 Authorization....................................................     3
     3.5 No Financial Statements..........................................     3
     3.6 Patents and Other Intangible Assets..............................     3
     3.7 Compliance with Other Instruments, None Burdensome, Etc..........     4
     3.8 Litigation, Etc..................................................     4
     3.9 Employees........................................................     5
     3.10 Governmental Consent, Etc.......................................     5
     3.11 Offering........................................................     5
     3.12 Brokers or Finders; Other Offers................................     5
     3.13 Disclosure......................................................     5
     3.14 No Conflict of Interest.........................................     6
     3.15 Subsidiaries....................................................     6
     3.16 Proprietary Information Agreements..............................     6
     3.17 Outstanding Indebtedness........................................     7
     3.18 Agreements; Action..............................................     7
     3.19 Permits.........................................................     7
     3.20 Registration Rights.............................................     7
     3.21 Corporate Documents.............................................     7
     3.22 Title to Property and Assets....................................     8
     3.23 Insurance.......................................................     8
     3.24 Minute Books....................................................     8
     3.25 Small Business Stock............................................     8
SECTION 4 - Representations, Warranties and Covenants of the Purchasers...     8
     4.1 Representations and Warranties of the Purchasers.................     8
SECTION 5 - Conditions to Closing of Purchasers...........................     9
     5.1 Representations and Warranties Correct...........................    10
     5.2 Covenants........................................................    10
     5.3 Compliance Certificate...........................................    10
     5.4 Blue Sky.........................................................    10
     5.5 Certificate of Incorporation.....................................    10
     5.6 Rights Agreement.................................................    10
     5.7 Opinion of Company Counsel.......................................    10

     5.8 Board of Directors...............................................    10
     5.9 Right of First Refusal and Co-Sale Agreement.....................    10
     5.10 Voting Agreement................................................    10
     5.11 Amendments to Common Stock Purchase Agreements..................    10
SECTION 6 - Conditions to Closing of Company..............................    11
     6.1 Representations..................................................    11
     6.2 Blue Sky.........................................................    11
     6.3 Certificate of Incorporation.....................................    11
     6.4 Covenants........................................................    11
     6.5 Rights Agreement.................................................    11
     6.6 Amendments to Common Stock Purchase Agreements...................    11
SECTION 7 - Miscellaneous.................................................    11
     7.1 Governing Law....................................................    11
     7.2 Survival.........................................................    11
     7.3 Successors and Assigns...........................................    11
     7.4 Entire Agreement, Amendment......................................    12
     7.5 Notices, Etc.....................................................    12
     7.6 Delays or Omissions..............................................    12
     7.7 California Corporate Securities Law..............................    13
     7.8 Expenses.........................................................    13
     7.9 Counterparts.....................................................    13
     7.10 Severability....................................................    13
     7.11 Titles and Subtitles............................................    13
     7.12 Waiver of Conflicts.............................................    13


EXHIBIT A - SCHEDULE OF PURCHASERS

EXHIBIT B - SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

EXHIBIT C - SCHEDULE OF EXCEPTIONS

EXHIBIT D - AMENDED AND RESTATED RIGHTS AGREEMENT

EXHIBIT E - FORM OF OPINION OF VENTURE LAW GROUP, A PROFESSIONAL CORPORATION

EXHIBIT F - RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

EXHIBIT G - VOTING AGREEMENT

EXHIBIT H - FORM OF AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

                        NORTHPOINT COMMUNICATIONS, INC.

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT


     This Agreement is made as of August 13, 1997 by and among NorthPoint Communications, Inc., a Delaware corporation (the "Company") and the investors
                                                   -------
listed on Exhibit A to this Agreement (the "Purchasers").
          ---------                         ----------

SECTION 1

              Authorization and Sale of Series B Preferred Stock
              --------------------------------------------------

     1.1  Authorization.  The Company will authorize the sale and issuance of up
          -------------
to 16,750,000 shares of its Series B Preferred Stock (the "Shares" or "Series B
                                                           ------      --------
Preferred"), having the rights, privileges and preferences as set forth in the
---------
Second Amended and Restated Certificate of Incorporation (the "Restated
                                                               --------
Certificate") in the form attached to this Agreement as Exhibit B.
-----------                                             ---------

     1.2  Sale of Series B Preferred.  Subject to the terms and conditions of
          --------------------------
this Agreement, each Purchaser, severally and not jointly, agrees to purchase at the Initial Closing (as defined below), and at the Subsequent Closings (as defined below) if required under this Agreement with respect to any such Purchaser, and the Company agrees to sell and issue to each Purchaser, that number of shares of the Company's Series B Preferred Stock set forth opposite each Purchaser's name on Exhibit A to this Agreement at a purchase price of
                         ---------
$0.67417772 per Share.

SECTION 2

                            Closing Dates; Delivery
                            -----------------------

     2.1  Closing Dates. The initial closing of the purchase and sale of the
          -------------
Shares under this Agreement shall be held at the offices of Venture Law Group, A Professional Corporation, 2800 Sand Hill Road, Menlo Park, California at 3:00 p.m., on August 13, 1997, (the "Initial Closing") or at such other time and
                                ---------------
place upon which the Company and the Purchasers shall agree (the date of the Initial Closing is hereinafter referred to as the "Initial Closing Date"). The
                                                   --------------------
subsequent closing(s) of the purchase and sale of the Shares under this Agreement (the "Subsequent Closing(s)") shall take place at a time agreed upon
                ---------------------
by the Company and the Purchasers participating in the respective Subsequent Closing (the date(s) of the Subsequent Closing(s) is hereinafter referred to as the "Subsequent Closing Date(s)"), which shall be subject to the approval of the
     --------------------------
Board of Directors of the Company and which shall occur in any event no later than January 15, 1998.

     For purposes of this Agreement, the terms "Closing" and "Closing Date,"
                                                -------       ------------
unless otherwise indicated, refer to the applicable closing and closing date of the Initial Closing or the Subsequent Closing(s), as the case may be.

     2.2  Delivery.  At each Closing, the Company will deliver to each Purchaser
          --------
a certificate or certificates representing the number of Shares to be purchased by each Purchaser at such Closing, against delivery to the Company by each Purchaser of payment by check or wire transfer payable to the Company in the amount set forth on such Exhibit A.
                                                                ---------
SECTION 3

Representations and Warranties of the Company
---------------------------------------------

     Except as set forth on the Schedule of Exceptions attached hereto as

Exhibit C, the Company hereby represents and warrants to the Purchasers as
---------
follows:

     3.1  Organization and Standing; Certificate and Bylaws.  The Company is
          -------------------------------------------------
a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified or licensed as a foreign corporation in all jurisdictions where the nature of its business or property makes such qualification or licensing necessary and where the failure to do so would have a material adverse effect (financial or otherwise) on the business, property, prospects, assets or liabilities of the Company. The Company has furnished Purchaser with copies of its Certificate of Incorporation and Bylaws. Said copies are true, correct and complete and contain all amendments through the Closing Date.

     3.2  Corporate Power.    The Company will have at the Closing Date all
          ---------------
requisite legal and corporate power to execute and deliver this Agreement, to sell and issue the Shares hereunder, to issue the Common Stock issuable upon conversion of the Shares and to carry out and perform its obligations under the terms of this Agreement.

     3.3  Capitalization.  The authorized capital stock of the Company
          --------------
consists or will, upon the filing of the Restated Certificate, consist of:
50,000,000 shares of Common Stock, of which 10,089 000 shares are issued and outstanding prior to the Initial Closing after giving effect to the 2.0178 for one stock split effected by the Restated Certificate; and 22,820,000 shares of Preferred Stock, 5,820,000 of which have been designated Series A Preferred Stock, all of which are issued and outstanding prior to the Initial Closing and all of which shall be surrendered at the Initial Closing in payment for the purchase price of shares of Series B Preferred and 17,000,000 of which have been designated Series B Preferred Stock, none of which are issued and outstanding prior to the Initial Closing. All issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. The Company has reserved 16,750,000 shares of Series B Preferred for issuance hereunder, and 22,820,000 shares of Common Stock for issuance upon conversion of the Preferred Stock. The Series B Preferred has the rights, preferences, privileges and restrictions set forth in the Restated Certificate. All outstanding securities of the Company were issued in compliance with applicable federal and state securities laws. Except as described above, there are no preemptive rights, options or warrants or other conversion privileges or rights presently outstanding to purchase any of the authorized but unissued stock of the Company. The Company is not obligated to repurchase any shares of its capital stock or any other securities.

     3.4  Authorization.  All corporate action on the part of the Company,
          -------------
its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, the Amended and Restated Rights Agreement in the form attached hereto as
Exhibit D (the "Rights Agreement"), the Right of First Refusal and Co-Sale
---------       ----------------
Agreement in the form attached hereto as Exhibit F (the "Co-Sale Agreement")
                                         ---------       -----------------
and the Voting Agreement in the form attached hereto as Exhibit G (the "Voting
                                                        ---------       ------
Agreement") by the Company, the authorization, sale, issuance and delivery of
----------
the Shares (and the Common Stock issuable upon conversion of the Shares) and the performance of all of the Company's obligations under this Agreement, the Rights Agreement, the Co-Sale Agreement and the Voting Agreement has been taken or will be taken prior to the Closing. This Agreement, the Rights Agreement, the Co-Sale Agreement and the Voting Agreement when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable and will have the rights, preferences and privileges described in the Restated Certificate. The shares of Common Stock issuable upon conversion of the Shares have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Restated Certificate, will be validly issued, fully paid and nonassessable, and the Shares and such Common Stock will be free of any liens or encumbrances other than those created by or imposed upon the holders thereof through no action of the Company; provided, however, that the Shares (and the Common Stock issuable upon conversion thereof) may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein. The Shares are not subject to any preemptive rights or rights of first refusal.

     3.5  No Financial Statements.    The Company has not prepared any
          -----------------------
historical balance sheet, income statement, statement of cash flows or stockholders' equity or other financial statement.

          3.6  Patents and Other Intangible Assets.    As of the Closing, to the
               -----------------------------------
     Company's knowledge, the Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, the Rights Agreement, the Co-Sale Agreement or the Voting Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

     3.7  Compliance with Other Instruments, None Burdensome, Etc.    The
          -------------------------------------------------------
Company is not in violation of any term of its Certificate of Incorporation or Bylaws, each as amended and in effect on and as of the Closing, or in any material respect of any term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree, order, statute, rule, law or regulation applicable to the Company. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares and the Common Stock issuable upon conversion of the Shares, have not resulted and will not result in any material violation of, or conflict with, or constitute a material default under, or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default which materially and adversely affects the business of the Company as conducted or as proposed to be conducted, or any of the Company's properties or assets.

          3.8  Litigation, Etc.    There are no actions, suits, proceedings or
               ----------------
     investigations pending against the Company or its properties (nor, to the best of the Company's knowledge, against officers of the Company) before any court or governmental agency (nor, to the best of the Company's knowledge, is there any threat thereof), which, either in any case or in the aggregate, might result in any material adverse change in the business or financial condition of the Company or any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company, and none which questions the validity of this Agreement, the Rights Agreement, the Co-Sale Agreement or the Voting Agreement or any action taken or to be taken in connection herewith, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

     3.9  Employees.  No employee or consultant of the Company is in
          ---------
violation of any term of any employment, employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such person with the Company or, to the Company's knowledge, with any other party because of the nature of the business conducted or to be conducted by the Company. The Company does not have any collective bargaining agreements covering any of its employees. The Company has no employee benefit plans presently in force with respect to profit-sharing, pensions, stock options or other stock benefits. The Company is not aware of any key employee of the Company who has any plans to terminate his or her employment with the Company. All employees of the Company are employed on an at-will basis by the Company.

     3.10 Governmental Consent, Etc.   No consent, approval or authorization
          --------------------------
of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares (and the Common Stock issuable upon conversion of the Shares), or the consummation of any other transaction contemplated by this Agreement, except for filing of the Restated Certificate in the office of the Secretary of State of the State of Delaware and filing of such notice as required by Section 25102(f) of the California Corporate Securities Law of 1968, and the compliance with other applicable blue sky laws.

     3.11 Offering.  Subject to the accuracy of the Purchasers'
          --------
representations in Section 4 of this Agreement and in written responses to the Company's inquiries, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement and the issuance of the Common Stock to be issued upon conversion of the Shares, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").
              --------------

     3.12 Brokers or Finders; Other Offers.  The Company has not incurred,
          --------------------------------
and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

     3.13 Disclosure. The Company has fully provided each Purchaser with all
          ----------
the information that such Purchaser has requested for deciding whether to purchase the Series B Preferred and all information that the Company believes is reasonably necessary to enable such Purchaser to make such decision. To the best of the Company's knowledge, after reasonable investigation, no representation or warranty of the Company contained in this Agreement and the Exhibits attached hereto, or any certificate furnished or to be furnished to the Purchasers at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     3.14 No Conflict of Interest.  The Company is not indebted, directly or
          -----------------------
indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever. None of said officers or directors, or any members of their immediate families, are indebted to the Company (other than in connection with purchases of the Company's stock) or, to the best of the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in publicly traded companies which may compete with the Company. To the best of the Company's knowledge, no officer or director or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.15 Subsidiaries. The Company does not presently own or control,
          ------------
directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

          3.16 Proprietary Information Agreements.  Each employee, officer and
               ----------------------------------
     consultant of the Company has executed a Confidential Information and Invention Assignment Agreement in the form provided to counsel to the Purchasers.

               3.17  Outstanding Indebtedness.  The Company has not (i)
                     ------------------------
          incurred any expenses in excess of $10,000, (ii) incurred any indebtedness in excess of $10,000, or (iii) sold, exchanged or otherwise disposed of any of its assets or rights.

               3.18  Agreements; Action.  Except for agreements explicitly
                     ------------------
          contemplated hereby and by the Rights Agreement, the Co-Sale Agreement and the Voting Agreement, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof, except for agreements with respect to the purchase of the Company's securities by such persons.

               There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of $10,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or
          (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

               For the purposes of subsections (i) and (ii) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificate or Bylaws that adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

          3.19 Permits.  The Company has all franchises, permits, licenses, and
               -------
     any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

          3.20 Registration Rights.  Except as provided in the Rights Agreement,
               -------------------
     the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

     3.21 Corporate Documents.  Except for amendments necessary to satisfy
          -------------------
representations and warranties or conditions contained herein (the form of which amendments has been approved by counsel to the Purchasers), the Restated Certificate and Bylaws of the Company are in the form previously provided to counsel for the Purchasers.

     3.22 Title to Property and Assets.  The Company owns its property and
          ----------------------------
assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          3.23  Insurance.  The Company has in full force and effect fire and
                ---------
     casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

          3.24  Minute Books.  The copies of the minutes of the Company provided
                ------------
     to counsel for the Purchasers contain a complete summary of all meetings of directors and stockholders of the Company since the time of incorporation of the Company and reflect all transactions referred to in such minutes accurately in all material respects.

     3.25  Small Business Stock.     The Shares will qualify as "Qualified Small
           --------------------                                  ---------------
Business Stock" as defined in Section 1202(c) of the Internal Revenue Code of
--------------
1986, as amended as of the date hereof (the "Code"), provided that the Company
                                             ----
makes no representation regarding the effect on qualification of the Shares as Qualified Small Business Stock under Section 1202 of the Code of the transactions contemplated by this Agreement, the Second Series B Preferred Stock Purchase Agreement of even date herewith and all related agreements.

SECTION 4

Representations, Warranties and Covenants of the Purchasers
-----------------------------------------------------------

     4.1  Representations and Warranties of the Purchasers.    Each Purchaser
          ------------------------------------------------
hereby represents and warrants to the Company with respect to the purchase of the Shares as follows:

          (a) Experience.  Purchaser has substantial experience in evaluating
              ----------
and investing in private placement transactions so that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company. Purchaser, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Shares under this Agreement.

          (b) Investment.  Purchaser is acquiring the Shares and the underlying
              ----------
Common Stock for investment for Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Shares and the underlying Common Stock have not been, and will not be, registered under the Securities Act by reason of a specific exemption therefrom, and that any such exemption would depend, among other things, upon the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed in this Agreement. Purchaser has not been formed for the specific purpose of acquiring the Shares or the underlying Common Stock.

          (c) Rule 144.  Purchaser acknowledges that the Shares and the
              --------
underlying Common Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

          (d) No Public Market.  Purchaser understands that no public market now
              ----------------
exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Shares or the underlying Common Stock and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

          (e) Access to Data.  Purchaser and its representatives have met with
              --------------
representatives of the Company and thereby have had the opportunity to ask questions of, and receive answers from, said representatives concerning the Company and the terms and conditions of this transaction as well as to obtain any information requested by Purchaser. Any questions raised by Purchaser or its representatives concerning the transaction have been answered to the satisfaction of Purchaser and its representatives. Purchaser's decision to purchase the Shares is based in part on the answers to such questions as Purchaser and its representatives have raised concerning the transaction and on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

          (f) Authorization.  This Agreement when executed and delivered by the
              -------------
Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

          (g) Brokers or Finders.  The Company has not incurred, and will not
              ------------------
incur, directly or indirectly, as a result of any action taken by the Purchaser any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

SECTION 5

Conditions to Closing of Purchasers
-----------------------------------

     Each Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

     5.1  Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made by the Company in Section 3 of this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

     5.2  Covenants.  All covenants, agreements and conditions contained in
          ---------
this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

     5.3  Compliance Certificate.  The Company shall have delivered to each
          ----------------------
Purchaser a certificate of the Company, executed by the President of the Company, dated the Closing Date, and certifying, among other things, to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

     5.4  Blue Sky.  The Company shall have obtained all necessary Blue Sky
          --------
law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

     5.5  Certificate of Incorporation.  The Restated Certificate shall have
          ----------------------------
been filed with the Secretary of State of the State of Delaware.

     5.6  Rights Agreement.  The Company shall have executed and delivered
          ----------------
the Rights Agreement.

     5.7  Opinion of Company Counsel.  The Purchasers shall have received from
          --------------------------
Venture Law Group, A Professional Corporation, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit E.
                                                               ---------

     5.8  Board of Directors.  As of the Closing, the Board of Directors of the
          ------------------
Company shall be comprised of Michael Malaga, Peter Wagner, Roger Evans and Andrew Rachleff.

     5.9  Right of First Refusal and Co-Sale Agreement.  The Company, each
          --------------------------------------------
Purchaser, and William Euske, Robert Flood, Steven Gorosh, Nathan Gregory, Michael Malaga and Timothy Monahan shall have executed and delivered the Co-Sale Agreement.

     5.10 Voting Agreement.  Each Purchaser shall have executed and delivered
          ----------------
the Voting Agreement.

     5.11 Amendments to Common Stock Purchase Agreements.  Each of Robert Flood,
          ----------------------------------------------
Steven Gorosh, Nathan Gregory, Michael Malaga and Timothy Monahan shall have executed and delivered an Amendment to Common Stock Purchase Agreement in the form attached hereto as Exhibit H.
                        ---------

SECTION 6

Conditions to Closing of Company
--------------------------------

     The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

     6.1  Representations.    The representations made by each Purchaser in
          ---------------
Section 4 of this Agreement shall be true and correct when made, and shall be true and correct on the Closing Date.

     6.2  Blue Sky.  The Company shall have obtained all necessary Blue Sky
          --------
law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

     6.3  Certificate of Incorporation.  The Restated Certificate shall have
          ----------------------------
been filed with the Secretary of State of the State of Delaware.

     6.4  Covenants.  All covenants, agreements and conditions contained in
          ---------
this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.5  Rights Agreement.  Each such Purchaser shall have executed and
          ----------------
delivered the Rights Agreement.

     6.6  Amendments to Common Stock Purchase Agreements.  Each of Robert
          ----------------------------------------------
Flood, Steven Gorosh, Nathan Gregory, Michael Malaga and Timothy Monahan shall have executed and delivered an Amendment to Common Stock Purchase Agreement in the form attached hereto as Exhibit H.
                            ---------

SECTION 7

Miscellaneous
-------------

     7.1  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of California.

     7.2  Survival.  The representations, warranties, covenants and
          --------
agreements made in this Agreement shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

     7.3  Successors and Assigns.  Except as otherwise provided in this
          ----------------------
Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement; provided, however, that the right of the Purchasers to purchase the Shares shall not be assignable without the prior written consent of the Company.

     7.4  Entire Agreement, Amendment.  This Agreement and the other
          ---------------------------
documents delivered pursuant to this Agreement at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede all prior agreements, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of at least a majority of the then outstanding Shares (or shares of Common Stock issued upon conversion of the Shares) may, with the written consent of the Company, waive, modify or amend on behalf of all holders, any provisions hereof benefiting such holders, so long as the effect thereof will be that all such holders will be treated equally.

     7.5  Notices, Etc.    All notices and other communications required or
          -------------
permitted under this Agreement shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth on Exhibit A, or, at such other address as such Purchaser shall have
         ---------
furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its offices and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchasers.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and postage prepaid as aforesaid.

     7.6  Delays or Omissions.  Except as expressly provided in this
          -------------------
Agreement, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     7.7  California Corporate Securities Law.  THE SALE OF THE SECURITIES
          -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS

THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     7.8  Expenses.  At the Initial Closing, the Company shall pay the
          --------
reasonable fees and expenses of one special counsel for the Purchasers incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby, provided such fees and expenses do not exceed $20,000.

     7.9  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     7.10 Severability.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     7.11 Titles and Subtitles.  The titles and subtitles used in this
          --------------------
Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

     7.12 Waiver of Conflicts.  Each party to this Agreement acknowledges
          -------------------
that Venture Law Group, A Professional Corporation, counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings and other matters. Accordingly, each party to this Agreement hereby
(a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Venture Law Group's representation of certain of the Purchasers in such unrelated matters and to Venture Law Group's representation of the Company in connection with this Agreement and the transactions contemplated hereby.

     The foregoing agreement is hereby executed as of the date first above written.

"COMPANY"

NORTHPOINT COMMUNICATIONS, INC.,
a Delaware corporation



By: /S/ NORTHPOINT COMMUNICATIONS, INC.,
    ------------------------------------

Title:
       ---------------------------


"PURCHASERS"

BENCHMARK CAPITAL PARTNERS, L.P.
By:  Benchmark Capital Management Co., L.L.C.
     Its General Partner


By: /S/ BENCHMARK CAPITAL PARTNERS, L.P.
    ------------------------------------
    Member

BENCHMARK FOUNDERS' FUND, L.P.
By:  Benchmark Capital Management Co., L.L.C.
     Its General Partner


By: /S/ BENCHMARK FOUNDERS' FUND, L.P.
    ----------------------------------
    Member

ACCEL V L.P.
By:  Accel V Associates L.L.C.
     Its General Partner



By: /S/ ACCEL V L.P.
    ----------------
    Managing Member

ACCEL INTERNET/STRATEGIC TECHNOLOGY FUND L.P.
By:  Accel Internet/Strategic Technology Fund Associates L.L.C.
     Its General Partner



By: /S/ ACCEL INTERNET/STRATEGIC TECHNOLOGY FUND L.P.
    -------------------------------------------------
    Managing Member

ACCEL KEIRETSU V L.P.
By:  Accel Keiretsu V Associates L.L.C.
     Its General Partner



By: /S/ ACCEL KEIRETSU V L.P.
    -------------------------
    Managing Member

ACCEL INVESTORS `97 L.P.



By: /S/ ACCEL INVESTORS `97 L.P.
    ----------------------------
    General Partner

ELLMORE C. PATTERSON PARTNERS



By: /S/ ELLMORE C. PATTERSON PARTNERS
    ---------------------------------
    General Partner

GREYLOCK IX LIMITED PARTNERSHIP
By:  Greylock IX GP Limited Partnership, its General Partner



By: /S/ GREYLOCK IX LIMITED PARTNERSHIP
    -----------------------------------
    General Partner

WILLIAM EUSKE


/S/ WILLIAM EUSKE
------------------------------
(Signature)


ROBERT FLOOD


/S/ ROBERT FLOOD
------------------------------
(Signature)

STEVEN GOROSH


/S/ STEVEN GOROSH
------------------------------
(Signature)

NATHAN GREGORY


/S/ NATHAN GREGORY
------------------------------
(Signature)

MICHAEL MALAGA


/S/ MICHAEL MALAGA
------------------------------
(Signature)

TIMOTHY MONAHAN


/S/ TIMOTHY MONAHAN
------------------------------
(Signature)

SUBSEQUENT CLOSING:

PAUL A. LARANGO AND ANN W. ZEICHNER,
TRUSTEES OF THE ZEICHNER-LARANGO FAMILY TRUST,
UDT, DATED  JULY 28, 1997
By:  Ann W. Zeichner, Trustee

/S/ PAUL A. LARANGO AND ANN W. ZEICHNER,
TRUSTEES OF THE ZEICHNER-LARANGO FAMILY TRUST,
UDT, DATED  JULY 28, 1997
------------------------------
(Signature)

Dated: October 7, 1997

                                   EXHIBIT A
                                   ---------
                             SCHEDULE OF PURCHASERS
                             ----------------------

Initial Closing - August 13, 1997
---------------

                                     No. of Series B Shares to      Check or Wire
            Purchaser                       be Purchased                Amount
----------------------------------   --------------------------   ------------------
Benchmark Capital Partners, L.P.              4,304,806                $2,902,204.58
2480 Sand Hill Road
Menlo Park, CA 94025

Benchmark Founders' Fund, L.P.                  601,661                $  405,625.97
2480 Sand Hill Road
Menlo Park, CA 94025

Accel V L.P.                                  3,851,576                $2,596,646.75
One Embarcadero Center
San Francisco, CA  94111

Accel Internet/Strategic                        510,274                $  344,014.35
Technology Fund L.P.
One Embarcadero Center
San Francisco, CA  94111

Accel Keiretsu V. L.P.                          201,165                $  135,621.11
One Embarcadero Center
San Francisco, CA  94111

Accel Investors' 97 L.P.                        235,510                $  158,775.56
One Embarcadero Center
San Francisco, CA  94111

Ellmore C. Patterson Partners                   107,942                $   72,772.13
One Embarcadero Center
San Francisco, CA  94111

Greylock IX Limited Partnership               4,906,466                $3,307,829.90
755 Page Mill Road
Bldg. A, Suite 100
Palo Alto, CA 94304

Stanford University                             140,185                $   94,509.54
2770 Sand Hill Road
Menlo Park, CA 94025

William Euske                                    74,164                $   49,999.72
4016 Freed Avenue
San Jose, CA 95117

Robert Flood                                     74,164                $   49,999.72
3633 Hillcrest Drive
Belmont, CA 94002

Nathan Gregory                                  222,493                $  149,999.82
494 La Baree Drive
Milpitas, CA 95035

Michael Malaga                                   44,499                $   30,000.23
222 Kearny Street, Suite 400
San Francisco, CA 94108

Timothy Monahan                                 222,493                $  149,999.82
222 Kearny Street, Suite 400
San Francisco, CA 94108

VLG Investments 1997                             17,799                $   11,999.69
2800 Sand Hill Road
Menlo Park, CA 94025

Cathryn S. Chinn                                  4,450                $    3,000.09
2800 Sand Hill Road
Menlo Park, CA 94025

                                   EXHIBIT A
                                   ---------
                             SCHEDULE OF PURCHASERS
                             ----------------------

Subsequent Closing - October 7, 1997
------------------




                                     No. of Series B Shares to      Check or Wire
            Purchaser                       be Purchased                Amount
----------------------------------   --------------------------   ------------------
Paul A. Larango and Ann W.                    50,000                  $33,708.89
Zeichner, Trustees of the
Zeichner-Larango Family Trust,
UDT, dated
July 28, 1997